S000024506 [Member] Investment Strategy - SFT Index 400 Mid-Cap Fund	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	SFT Index 400 Mid-Cap Fund: Principal Investment Strategies
Strategy Narrative [Text Block]
The Fund invests its assets in all of the common stocks included in the S&P 400®. The companies included in the S&P 400® are all mid-cap companies. The S&P 400® consists of approximately 400 domestic stocks chosen for market size, liquidity and industry group representation. The weight of each stock in the index is determined by multiplying the stock price by the number of shares of that stock available for public trading. As of March 31, 2026, the market capitalizations of companies included in the S&P 400® ranged from $28.0 Billion to $0.7 Billion . Securian Asset Management, Inc. (Securian AM) uses computer modeling to replicate the index. Rebalancing generally occurs quarterly.
The Fund attempts to achieve a correlation with the S&P 400® of 100% without considering Fund expenses. However, the Fund is not required to hold a minimum or maximum number of common stocks included in the S&P 400®, and due to changing economic conditions or markets, may invest in less than all of the common stocks included in the S&P 400®. Under normal conditions, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in the common stocks included in the S&P 400®. The Fund may at times invest significantly in certain sectors. As of December 31, 2025, the S&P 400® was concentrated in the Industrials sector. The components of the S&P 400®, and the degree to which these components represent certain industries or sectors, may change over time.